UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
OMNIAMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34605	27-0983595

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas	76107

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 367-4640
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On May 19, 2011, OmniAmerican Bancorp, Inc. (the “Company”) issued a press release clarifying that restricted stock awards under its 2011 Equity Incentive Plan will not exceed 4% of the common stock sold by the Company in its initial public offering. The press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.
The following Exhibit is attached as part of this report:
99.1	Press release of OmniAmerican Bancorp, Inc. dated May 19, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNIAMERICAN BANCORP, INC.
DATE: May 19, 2011	By:	/s/ Deborah Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer

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